SCHEDULE

                               to the

                          MASTER AGREEMENT

                    Dated as of October 30, 1997

between Citibank, N.A. ("Party A"), a national banking association organized under the laws of the United States and Fairchild Holding Corp. ("Party B"), a Delaware corporation.

                         Scope of Agreement

As of the date of this Agreement, all Transactions entered into (whether before or after this Agreement is entered into) between the parties to this Agreement through Offices specified in Part 4(4) of this Schedule (and the respective rights and obligations of the parties in respect of those Transactions) shall be governed by, subject to, and determined in accordance with, the terms and conditions set out in this Agreement and the related Confirmations.

                               PART 1

                       Termination Provisions

In this Agreement:

(1)  "Specified Entity" does not apply.

(2)  "Specified Transaction" will have the meaning specified in
Section 14 of the Agreement.

(3)  The "Cross-Default" provisions of Section 5(a)(vi) of the
Agreement will apply to Party
     A and Party B.

     "Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money, other than indebtedness in respect of deposits received.

"Threshold Amount" means (i) with respect to Party A, 2% of the stockholders' equity of Party A and (ii) with respect to Party B, 2% of the stockholders' equity of Party B.

(4) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will apply to Party A and Party B.

The "Automatic Early Termination" provision of Section 6(a) of the Agreement will not apply to Party A or Party B; provided, however, where the Event of Default specified in Section 5(a)(vii)(1), (3), (4), (5), (6) or to the extent analogous thereto, (8) of the Agreement, is governed by a system of law which does not permit termination to take place after the occurrence of the relevant Event of Default, then the Automatic Early Termination provision of Section 6(a) of the Agreement will apply to Party A and Party B.

(6) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

     The Second Method and Market Quotation will apply.

(7)  "Termination Currency" means United States Dollars.

(8)  Additional Termination Events.

(a) Section 5(b) of the Agreement is modified by adding at the end thereof the following subsection (vi):

      (vi) Impossibility. Due to the occurrence of a natural or man-made disaster, armed conflict, act of terrorism, riot, labor disruption or any other circumstance beyond its control after the date on which a Transaction is entered into, it becomes impossible (other than as a result of its own misconduct) for such a party (which will be the Affected Party):

      (1) to perform any absolute or contingent obligation, to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction.

(b) An Impossibility shall be treated as an Illegality for purposes of Section 5(c) of the
     Agreement.

(9) It shall constitute an Event of Default hereunder and Party B shall be deemed the
     Defaulting Party if an event of default (however described) occurs under the Credit
     Agreement dated as of July 18, 1997 among Fairchild Holding Corp., as Borrower, RHI
     Holdings, as Guarantor, the institutions from time to time party thereto as Lenders, the institution from time to time as issuing Banks, Citicorp USA, Inc., as Administration
     Agent and Collateral Agent, Nationsbank, N.A., as Syndication Agent and Salomon
     Brothers Inc., as Documentation Agent.

(10) It shall constitute an Event of Default hereunder and Party B shall be deemed the Defaulting Party if the collateral pledged under the Credit Agreement no longer secures Party B's obligations hereunder.

                               PART 2

                         Tax Representations

(1) Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A and
     Party B will make the following representation:

It  is  not  required  by any applicable law,  as  modified  by  the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under
Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (x) the accuracy of any representation made by the other party pursuant to Section
          3(f) of this Agreement;

     (y)  the satisfaction of the agreement contained in Section
4(a)(i) or 4(a)(iii) of this
          Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

     (z) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement;

provided that it shall not be a breach of this representation where reliance is placed on clause (y) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(2)  Payee Representations. For the purpose of Section 3(f) of the
Agreement, Party A and             Party B make the representations
specified below, if any:

     The following representation will apply to Party A:

It is a national banking association organized under the laws of the United States and its U.S. taxpayer identification number is 13-
5266470

     The following representation will apply to Party B:

It is a corporation created or organized in the United States or under the laws of the United States or of any State and its U.S.
taxpayer identification number is 541794337.

                               PART 3

                      Documents to be Delivered

For the purpose of Section 4(a) of the Agreement:

(1)  Tax forms, documents or certificates to be delivered are:

     As required under Section 4(a)(iii) of the Agreement.

(2)  Other documents to be delivered are:

(a) Certified copies of all documents evidencing necessary corporate and other authorizations and approvals with respect to the execution, delivery and performance by the party of this Agreement.

     Party required to deliver: Party B

     Date by which to be delivered: Upon execution of this Agreement

     Covered by Section 3(d) Representation: Yes

(b) A certificate of an authorized officer of the party, certifying the names, true signatures and authority of the officers of the party signing this Agreement.

     Party required to deliver: Party B

     Date by which to be delivered: Upon execution of this Agreement

     Covered by Section 3(d) Representation: Yes

(c) An opinion of counsel to the party substantially in the form set forth in Exhibit I and covering such other matters as reasonably requested by the receiving party.

     Party required to deliver: Party B

     Date by which to be delivered: Upon execution of this Agreement

     Covered by Section 3(d) Representation: No

(d) Such other document as the other party may reasonably request in connection with each
Transaction.

     Party required to deliver: Party B

     Date by which to be delivered: Promptly upon request

     Covered by Section 3(d) Representation: Yes


                               PART 4

                            Miscellaneous

(1) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(2)  Process Agent. For the purpose of Section 13(c) of the
Agreement:
     Party B appoints as its Process Agent in the State of New York:
Not applicable

(3) Offices. The provisions of Section 10(a) of the Agreement will not apply.

(4)  Multibranch Party. For the purpose of Section 10 of the
Agreement:

(a) Party A is a Multibranch Party and may act through the following Offices: New York and London.

(b)  Party B is not a Multibranch Party.

(5)  Addresses for Notices. For the purpose of Section 12(a) of the
Agreement:

(a)  Address for notices or communications to Party A:

     Address:  Citibank, N.A., New York Head Office
     399 Park Avenue, 7th Floor
     New York, New York 10043

     Attention:     Vice President in Charge of Global Derivatives

     (For all purposes)

(b)  Address for notices or communications to Party B:

     Address:  Fairchild Holding Corp.
               P.O. Box 10803
               Chantilly, Virginia 20153
               or overnight:
               300 West Service Road
               Chantilly, Virginia 20102

     Attention:     Colin M. Cohen, Vice President
     Telefax No.:   703-478-5775

     (For all purposes)

(6) Calculation Agent. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant
Transaction.

(7) "Affiliate" will have the meaning specified in Section 14 of the Agreement.

(8)  Credit Support Document. None.

(9)  The Credit Support Provider. None.

                               PART 5

                          Other Provisions

( l )     Existing Agreements.

(a) Subject and without prejudice to Part 5(7) of this Schedule, effective as of the date hereof, this Agreement shall supersede any existing agreement or agreements between the parties relating to Transactions entered into through any of the Offices of the parties listed in Part 4(4) of this Schedule.

(b) If, on the date hereof, any sum remains payable under that superseded agreement as a result of any Transaction, this Agreement shall apply in relation thereto with any necessary consequential amendments.

(2)  Confirmations. Notwithstanding anything to the contrary in the
Agreement:

(a) The parties hereto agree that with respect to each Transaction hereunder a legally binding agreement shall exist from the moment that the-parties hereto agree on the essential terms of such Transaction, which the parties anticipate will occur by telephone.

(b) For each Transaction Party A and Party B agree to enter into hereunder, Party A shall promptly send to Party B a Confirmation setting forth the terms of such Transaction.
     Party B shall execute and return the Confirmation to Party A or request correction of any error within three Business Days of receipt. Failure of Party B to respond within such period shall not affect the validity or enforceability of such Transaction and shall be deemed to be an affirmation of such terms.

(3) Additional Agreements. Each party agrees, upon learning of the occurrence of any event or commencement of any condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition
     (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of
     Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event).

(4) Additional Representations. Section 3 of the Agreement is hereby amended by adding at the end thereof the following subsections:

      (g) Eligible Swap Participant. It is an "eligible swap participant" as that term is defined by the Commodity Futures Trading Commission at 17 C.F.R. ?? 35.1(b)(2).

     (h)  Relationship Between Parties.

(i) It is not relying on any advice, statements or recommendations (whether written or oral) of the other party regarding any Transaction, other than the written representations expressly made by that other party in this Agreement and in the Confirmation in respect of that Transaction;

          (ii) In respect of each Transaction under this Agreement,

                (1) it has the capacity to evaluate,(internally or through independent professional advice) that Transaction (including decisions regarding the appropriateness or suitability of that Transaction) and has made its own decision to enter into that Transaction;

(2) it understands the terms, conditions and risks of that Transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks;

                 (3) it is entering into that Transaction as principal and not as agent for any other party; and

                (4) it acknowledges and agrees that the other party is not acting as a fiduciary or advisor to it in connection with that Transaction.

(i) It is entering into that Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business, and not for purposes of speculation.

(5) Additional Representations of Party B. Party B represents and warrants to Party A that
(i) this Agreement constitutes a Hedge Agreement (as defined in the Credit Agreement) and (ii) Party B's obligations hereunder are secured by the Credit Agreement..

(6) Advances. If at any time any amounts due to Party A by Party B hereunder remain unpaid after the applicable grace period, if any, such amounts shall be advanced by
Citicorp USA Inc. Party B acknowledges that each such advance shall constitute a Hedge
Agreement Undertaking by CUSA as defined in the Deed of Trust and any and all such advances, together with interest thereon, as provided in this Agreement, shall be secured by the Deed of Trust and other loan documents executed in connection therewith. No such disbursement by CUSA shall in any way limit the rights and remedies of Party A under this Agreement arising by reason of the occurrence of such failure to pay by Party
B (including without limitation, the right to terminate this Agreement and collect the amount, if any, owed by Party B in connection with this Agreement) and default by Party
B under this Agreement shall also be a default under the Loan Agreement and Deed of
Trust.

(7) Set-off. Section 6 of the Agreement is amended by adding the following new subsection
     6(f):

     (f) In addition to any rights of set-off a party may have as a matter of law or otherwise, upon the occurrence of an Event of Default with respect to a party ("X") the other party ("Y") will have the right (but will not be obliged) without prior notice to X or any other person to set-off any obligation of X owing to Y (whether or not arising under this Agreement, whether or not matured, whether or not contingent and regardless of the currency, place of payment or booking office of the obligation) against any obligation of Y owing to X (whether or not arising under this Agreement, whether or not matured, whether or not contingent and regardless of the currency, place of payment or booking office of the obligation).

For the purpose of cross-currency set-off, Y may convert any obligation to another currency at a market rate determined by Y.

If an obligation is unascertained, Y may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

      Nothing in this provision will be deemed to create a charge or other security interest.

(8) Netting Provisions. If an Early Termination Date is designated, amounts determined in respect of all Terminated Transactions shall, to the fullest extent permitted by law, be aggregated with and netted against one another in performing the calculations contemplated by Section 6(e) of this Agreement. Any Terminated Transaction(s) that cannot be so aggregated and netted pursuant to the application of the previous sentence shall be aggregated and netted amongst themselves to the fullest extent permitted by law.
     Any Terminated Transactions that cannot be so aggregated and netted amongst themselves shall instead be (and is hereby agreed always to have been) governed by, and subject to,
     (i) the terms and conditions set out in any relevant agreement otherwise superseded by this Agreement as referred to in Part 5(l)(a) of this Schedule or (ii) if no such agreement exists, the terms and conditions set out in the relevant Confirmation(s) with respect to such Transaction(s).

(9) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the
     Agreement or affecting the validity or enforceability of such provision in any other jurisdiction unless such severance shall substantially impair the benefits of the remaining portions of this Agreement or changes the reciprocal obligations of the parties. The parties hereto shall endeavor in good faith negotiations to replace the prohibited or unenforceable provision with a valid provision, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision.

WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDINGS.

(11) Telephonic Recording. The parties agree, subject to any consent required by applicable law, that each may electronically record all telephonic conversations between them and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement. In the event of any dispute between the parties as to the terms of a Transaction governed by the Agreement or the obligations thereby created prior to the execution of a Confirmation for such Transaction, the parties may use electronic recordings between the persons who entered into such Transaction as the preferred evidence of the terms of such Transaction.

(12) Escrow Payments. If by reason of the time difference between the cities in which payments are to be made, it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2:00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 a.m. local time on that day) if that payment is not released by 5:00 p.m. local time on the date it is deposited for any reason other than the intended recipient's failure to make the escrow deposit it is required to make hereunder in a timely fashion.

                               PART 6

                FX Transactions and Currencv Options

(1) The provisions of the 1992 ISDA FX and Currency Option Definitions as published by the International Swap Dealers Association, Inc. (the "FX Definitions") are hereby incorporated herein in their entirety and shall apply to FX Transactions, Currency
     Obligations and Currency Options entered into by the Offices of the parties specified in
     Part 4(4) of this Schedule. FX Transactions, Currency Obligations and Currency Options
     are each deemed to be Transactions pursuant to the ISDA Master
Agreement.

Regardless of any express provision or provisions to the contrary in respect of an FX Transaction or Currency Option (i) all FX Transactions and all Currency Options entered into between the parties prior to, on, or (until agreed otherwise by the parties) after the date of this Agreement shall be deemed to be Transactions for the purposes of this Agreement, and (ii) all Confirmations howsoever described and whether by means of electronic messaging system, letter, telex, facsimile or otherwise in respect of FX Transactions and Currency Options shall constitute "Confirmations" as referred to in this Agreement even where not so specified in the Confirmation. Such Confirmations will supplement, form a part of and be subject to this Agreement.

(2) Section 1.2 of the FX Definitions is hereby amended by adding the following new subsections (c), (d) and (e).

      (c)   Currency.   "Currency" means money  denominated  in  the
lawful currency of any country or any "composite currency" such as the European Currency Unit.

      (d) Currency Obligation. "Currency Obligation" means the undertaking of a party hereunder to receive or deliver an amount of Currency pursuant to an FX Transaction, including a netted Currency Obligation under Section 1.4 hereof, unless otherwise agreed.

(e) Designated Netting Office. "Designated Netting Office" means, as to either party, the office or offices specified as such in the Schedule and any other office specified from time to time by one party and agreed to in writing by the other.

(3) Section 1.3 of the FX Definitions is hereby amended by substituting the following therefor in its entirety.

Section 1.3 Settlement. On each Value Date each party will deliver to the other the amount of each Currency (if any) to be delivered by it under a Currency Obligation and take delivery of the amount of each Currency (if any) to be received by it under the Currency Obligation, in each case by wire transfer of same day (or immediately available) and freely transferable funds to the respective bank accounts designated by such party. Time shall be of the essence in this Agreement.

(4) The FX Definitions are hereby amended by adding the following new Section 1.4.

     Section 1.4. Netting and Novation.

     (a) Unless otherwise agreed to by the parties hereto, whenever an FX Transaction is entered into between a pair of Designated Netting Offices of the parties which creates a Currency Obligation in the same Currency and for the same Value Date as an existing Currency Obligation between such Designated Netting Offices, such Currency Obligations shall automatically and without further action
be   netted,  individually  cancelled  and  simultaneously  replaced through novation by a new Currency Obligation determined as follows: (i) if the cancelled Currency Obligations evidenced an undertaking by the same party to deliver the underlying Currency, the new Currency Obligation shall equal the aggregate of the cancelled Currency Obligations, and (ii) if the cancelled Currency Obligations evidenced undertakings by each party to deliver the underlying Currency, the amount of the underlying Currency to be delivered by each party under the cancelled Currency Obligations shall be compared, and the new Currency Obligation shall equal the amount by which the Currency Obligation of the party having the greater obligation with respect to such Currency exceeded the Currency Obligation of the party having the lesser obligation with respect to such Currency. Such new Currency Obligation shall be considered a "Currency Obligation" hereunder.

      (b) Unless otherwise agreed and specified in a Confirmation, the provisions of Section 1.4(a) above shall apply notwithstanding that either party (i) may fail to send out a Confirmation, (ii) may not on its books treat the Currency Obligations as cancelled and simultaneously replaced by a new Currency Obligation as provided herein, or (iii) may send out a Confirmation that incorrectly states any term of a Currency Obligation.

(5) Section 2.2 of the FX Definitions is hereby amended by adding the following new subsections (u) and (v):

      (u) Call Option. "Call Option" means a Currency Option entitling, but not obligating, the Buyer to purchase from the Seller at the Strike Price a specified quantity of the Call Currency.

       (v) Put Option. "Put Option" means a Currency Option entitling, but not obligating, the Buyer to sell to the Seller at the Strike Price a specified quantity of the Put Currency.

(6) The FX Definitions are hereby amended by adding the following new Section 2.5:

Section 2.5. Discharge and Termination of Options. Unless otherwise agreed, any Call Option or any Put Option written by a party will automatically be terminated and discharged, in whole or in part, as applicable, against a Call Option or a Put Option, respectively, written by the other party, such termination and discharge to occur automatically upon the payment in full of the last Premium payable in respect of such Options; provided that such termination and discharge may only occur in respect of Currency Options:

     (a) each being with respect to the same Put Currency and the same Call Currency;

     (b)  each having the same Expiration Date and Expiration Time;

     (c) each being of the same style, i.e. either both being American Style Options or both being European Style Options;

     (d)  each having the same Strike Price;

     (e) neither of which shall have been exercised by delivery of a Notice of Exercise;
          and

     (f) each of which has been entered into by the same pair of Designated Netting
          Offices of the parties;

and, upon the occurrence of such termination and discharge, neither party shall have any further obligation to the other party in respect of the relevant Currency Options or, as the case may be, parts thereof so terminated and discharged. In the case of a partial termination and discharge (i.e., where the relevant Currency Options are for different amounts of the Currency Pair), the remaining portion of the Currency Option which is partially discharged and terminated shall continue to be a Currency Option for all purposes hereunder.

(7) Confirmations. With respect to FX Transactions and Currency Options, FX Transactions
     and Currency Options shall be promptly confirmed by the parties by Confirmations
     (which Confirmations shall be in a form agreed to by the parties) exchanged by mail, telex, facsimile or other electronic means. Unless either party objects to the terms contained in any such Confirmation within three (3) Local Business Days of receipt thereof, the terms of such Confirmation shall be deemed correct and accepted absent manifest error, unless a corrected Confirmation is sent by a party within such three day period, in which case the party receiving such corrected Confirmation shall have three (3)
     Local Business Days after receipt thereof to object to the terms contained in such corrected Confirmation. In the event of any conflict between the terms of a Confirmation and this Agreement, (a) the terms of this Agreement shall prevail in the case of an FX
     Transaction, and the Confirmation shall not modify the terms of this Agreement, and (b)
     the terms of the Confirmation shall prevail in the case of a Currency Option, and the terms of this Agreement shall be deemed modified with respect to such Currency Option.

(8)  The Designated Netting Offices of Party A are: New York and
London

     The Designated Netting Office of Party B is: Virginia

Notwithstanding the foregoing, netting start-up dates for netting between each pair of Designated Netting Offices shall be the dates mutually agreed upon by the parties.

(9) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement for
     FX Transactions, Currency Obligations and Currency Options only:

     The Second Method and Loss will apply.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

CITIBANK, N.A.                     FAIRCHILD HOLDING CORP.

By:                                By:  Colin M. Cohen

Print Name:                        Print Name:  Colin M. Cohen

Title: Vice President              Title: Sr. Vice President

DATE:                              DATE:


Citicorp USA, Inc. hereby executes this Agreement for the purpose of confirming its obligation to make advances as set forth in Section
(6) of-Part 5 of this Schedule.

                                   CITICORP USA, INC.

                                   By:

                                   Print Name:

                                   Title:

                              EXHIBIT I

                 FORM OF OPINION OF COUNSEL FOR [X]

                                    (Date satisfactory to recipient)

Citicorp USA, Inc.
_______________
_______________
_______________


Ladies and Gentlemen:


This opinion is furnished to you pursuant to the Schedule to the Master Agreement dated as of ________, 19_ (the "Agreement") between _____________("[X]") and you. Terms defined in the Agreement and used but not defined herein have the meanings given to them in the Agreement.

We have acted as counsel to [X] in connection with the preparation, execution and delivery of the Agreement. In that connection we have examined such documents as we have deemed necessary or appropriate for the opinions expressed herein.

Based on the foregoing and upon such investigations as we have deemed necessary, we are of the opinion that, so far as the laws of ____________ are concerned:

(a) [X] is duly organized and validly existing and has the power and authority to execute and deliver, and to perform its obligations under, the Agreement.

(b) The execution and delivery of the Agreement by [X] and the performance of its obligations thereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its certificate of incorporation or by-laws (or equivalent constituent documents) or any law, regulation or contractual restriction binding on or affecting it or its property.

(c) All consents, authorizations and approvals (including, without limitation, exchange control approvals) required for the execution and delivery by [X] of the Agreement and the performance of its obligations thereunder have been obtained and remain in full force and effect, all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required for such execution, delivery or performance.

(d) The Agreement is a legal, valid and binding obligation of [X], enforceable against [X] in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).



Very truly yours,